Exhibit 10.1

Amendment and Consent

This Amendment and Consent, dated as of December 22, 2006 (this “Amendment”), to Credit Agreement, dated as of October 26, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W i t n e s s e t h:

Whereas, the Borrower intends to acquire, directly or indirectly, more than 50% but less than 100% of the membership interests in Gallatin Materials, LLC, a Delaware limited liability company (“Gallatin”), and may acquire, from time to time, more than 50% but less than 100% of the equity interests of other entities (“Majority Owned Subsidiaries”);

Whereas, Holdings and the Borrower desire that Gallatin, and may desire that other Majority Owned Subsidiaries, not be subject to certain of the affirmative and negative covenants, representations and warranties and other provisions of the Credit Agreement and other Loan Documents following consummation of the Investment;

Whereas, Holdings and the Borrower have requested an amendment to the Credit Agreement as set forth herein; and

Whereas, the Lenders signatory to an acknowledgment and consent to amendment (an “Acknowledgment and Consent to Amendment”) and the Administrative Agent have agreed to consent to such amendment on the terms and subject to the conditions herein provided.

Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendment. (a) As of the Effective Date (as defined below), the Administrative Agent and each Lender signatory to an Acknowledgment and Consent to Amendment hereby consent to the amendments to the Credit Agreement set forth in clauses (b) and (c) of this Section 1.

(b) Section 1.01 of the Credit Agreement is hereby amended:

(i) by inserting the following text at the end of the defined term “Subsidiary” immediately following the period:”

“Notwithstanding the foregoing, the term ‘Subsidiary’ shall not include any Unrestricted Subsidiary except (i) where the term “Subsidiary” is used in Sections 3.01, 3.08, 3.09, 3.10 3.12, 3.14, 3.15, 3.19, 5.04, 5.05, 5.06, 5.07 and 5.13 and (ii) for the purpose of determining whether a Default or an Event of Default has occurred under clause (f), (h), (i) or (j) of Section 7.01, the term “Subsidiary” shall include any Unrestricted Subsidiary if such Unrestricted Subsidiary was, as of the last day of the then most recently ended fiscal quarter of the Borrower, a ‘significant subsidiary’ (as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Amendment) of the Borrower; provided, however, that, if it is necessary to exclude more than one Unrestricted Subsidiary from clause (f), (h), (i) or (j) of Section 7.01 in order to avoid a Default or an Event of Default thereunder, all excluded Unrestricted Subsidiaries shall be considered to be a single consolidated Unrestricted Subsidiary for the purpose of determining whether the ‘significant subsidiary’ condition specified in clause (ii) above is satisfied.”;

(ii) by inserting the following defined term immediately after the defined term “Unrestricted Cash and Cash Equivalents” and immediately prior to the defined term “U.S. Bankruptcy Code”:

“‘Unrestricted Subsidiary’ shall mean any person that becomes a subsidiary of Holdings as a result of an Investment made on or following December 7, 2006 in accordance with Section 6.04 (and any existing or subsequently formed or acquired subsidiary of such person) if (i) such subsidiary does not become a Wholly Owned Subsidiary of Holdings as a result of such Investment and (ii) within 10 Business Days of such Investment, Holdings provides written notice to the Administrative Agent (a) identifying the person that has become a subsidiary of Holdings as a result of such Investment and (b) specifying that, pursuant to a resolution of the board of directors of Holdings, such subsidiary shall be deemed to be an Unrestricted Subsidiary; provided that any such subsidiary of Holdings that is an Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary, and may not be re-designated as an Unrestricted Subsidiary, upon receipt by the Administrative Agent of written notice from Holdings that from and after such notice such subsidiary shall cease to be an Unrestricted Subsidiary.”; and

(iii) by inserting the following text at the end of the defined term “Domestic Subsidiary Loan Party” or “Subsidiary Loan Party” immediately after the word “Subsidiaries”:

“; provided that, notwithstanding the foregoing, the terms “Domestic Subsidiary Loan Party” and “Subsidiary Loan Party” shall not include any Unrestricted Subsidiary”.

(c) Article V of the Credit Agreement is hereby amended by inserting at the end thereof (immediately following Section 5.14 of the Credit Agreement) a new Section 5.15 as follows:

5.15. Unrestricted Subsidiaries. Cause each Unrestricted Subsidiary to: (i) maintain entity records and books of account separate from those of Holdings and its Subsidiaries; (ii) not commingle its funds or assets with those of any of Holdings and its Subsidiaries; and (iii) provide that its board of directors or other analogous governing body will hold all appropriate meetings to authorize and approve such entity’s actions, which meetings will be separate from those of Holdings and its Subsidiaries.

Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

(a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by the Borrower and Holdings, on behalf of itself and each other Loan Party, and the Administrative Agent;

(ii) an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by each of the Required Lenders; and

(iii) such additional documentation as the Administrative Agent may reasonably require.

(b) Payment of Costs and Expenses. The Administrative Agent and the Lenders shall have received payment of all costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 5 hereof.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

Section 3. Representations and Warranties. Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

(a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b) The execution, delivery and performance by Holdings and the Borrower of this Amendment have been duly authorized by all requisite corporate or limited liability company action and will not violate the articles of incorporation or bylaws (or other constituent documents) of Holdings or the Borrower.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 4. Costs and Expenses. As provided in Section 9.05(a) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

Section 5. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

(d) Each of Holdings, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 8. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Amendment Or Any Other Loan Document.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Alpha NR Holding, Inc.

as Holdings By: /s/ Vaughn Groves

Name: Vaughn Groves Title: Vice President

Alpha Natural Resources, LLC

as Borrower By: /s/ Vaughn Groves

Name: Vaughn Groves Title: Vice President

Citicorp North America, Inc.,

as Administrative Agent By: /s/ Raymond G. Dunning

Name:	Raymond G. Dunning

Title: Vice President

For the purposes of Section 5(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents remain in full force and effect.

ALPHA NATURAL RESOURCES, INC.

ALPHA COAL SALES CO., LLC

(a/k/a Metcoal Sales; a/k/a Spectrum Laboratories)

ALPHA NATURAL RESOURCES

CAPITAL CORP.

ALPHA TERMINAL COMPANY, LLC

ESPERANZA COAL CO., LLC

DICKENSON-RUSSELL COAL COMPANY, LLC

DICKENSON-RUSSELL LAND AND RESERVES, LLC

MAXXIM REBUILD CO., LLC

MAXXUM CARBON RESOURCES, LLC

AMFIRE, LLC

AMFIRE HOLDINGS, INC.

ALPHA NATURAL RESOURCES

SERVICES, LLC

MAXXIM SHARED SERVICES, LLC

AMFIRE WV, L.P.

BROOKS RUN MINING COMPANY, LLC

KINGWOOD MINING COMPANY, LLC

AMFIRE MINING COMPANY, LLC

ENTERPRISE MINING COMPANY, LLC

ENTERPRISE LAND AND RESERVES, INC.

RIVERSIDE ENERGY COMPANY, LLC

SOLOMONS MINING COMPANY

BLACK DOG COAL CORP.

PARAMONT COAL COMPANY

VIRGINIA, LLC

MCDOWELL-WYOMING COAL COMPANY, LLC

HERNDON PROCESSING COMPANY, LLC

KEPLER PROCESSING COMPANY, LLC

LITWAR PROCESSING COMPANY, LLC

PREMIUM ENERGY, LLC

BUCHANAN ENERGY COMPANY, LLC

CALLAWAY NATURAL RESOURCES, INC.

CALLAWAY LAND AND RESERVES, LLC

NICEWONDER CONTRACTING, INC.

TWIN STAR MINING, INC.

VIRGINIA ENERGY COMPANY, LLC

(a/k/a Alpha Virginia Energy Company, LLC)

WHITE FLAME ENERGY, INC.

MATE CREEK ENERGY, LLC

POWERS SHOP, LLC

By: /s/ Vaughn Groves

Name: Vaughn Groves Title: Vice President

ALPHA LAND AND RESERVES, LLC

By: /s/ Vaughn Groves

Name: Vaughn Groves Title: President and Manager